UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): October 22, 2003


                               RIMAGE CORPORATION
                               ------------------
             (Exact name of Registrant as specified in its charter)


         Minnesota                      0-20728                 41-1577970
         ---------                      -------                 ----------
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


7725 Washington Avenue South
Minneapolis, MN                                      55439
------------------                                   -----
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (952) 944-8144

Items 1-6 and 8-11 are not applicable and therefore omitted.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.   Description of Exhibit
-----------   ----------------------
99.1          Press release issued October 22, 2003.

99.2 Statements of Bernard P. Aldrich and Robert M. Wolf for telephone conference held on October 22, 2003.


ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS
         AND FINANCIAL CONDITION.

     Rimage Corporation hereby furnishes a press release, issued on October 22, 2003, disclosing material non-public information regarding its results of operations for the quarter ended September 30, 2003 and statements of the Company's Chief Executive Officer and Chief Financial Officer made on October 22, 2003 at a telephone conference relating to the Company's quarter ended September 30, 2003 results.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                      RIMAGE CORPORATION

                                                      By /s/  Robert M. Wolf
                                                         -----------------------
                                                         Robert M. Wolf
                                                         Chief Financial Officer


Dated: October 22, 2003